Exhibit 10.13

Dated: 24 February 2021

ROCKLEY PHOTONICS OY as the Borrower (1)

and

ROCKLEY PHOTONICS LIMITED as the Lender (2)

Intra Group Loan Agreement

(Business Finland)

DATE:    24 February 2021

PARTIES

(1)	Rockley Photonics OY a company incorporated in Finland (company number 2666318- 7) whose registered office is at Tietotie 3, FI-02150 Espoo, Finland (the “Borrower”); and

(2)

Rockley Photonics Limited a company incorporated in England and Wales (company number 08683015) whose registered office is at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire WA14 2DT United Kingdom (the “Lender”).

RECITALS

A.

The Borrower has entered into a grant funded project with Business Finland (the Finnish funding agency for innovation) (the “BUSINESS FINLAND Project”) and, as a condition of the BUSINESS FINLAND Project, the Lender is required to loan certain sums to the Borrower.

B.

The Lender has lent sums to the Borrower in support of the BUSINESS FINLAND Project and the parties now want to document the terms of the loan and also set out the terms of future loans made between the parties in support of the BUSINESS FINLAND Project, as set out in this agreement (the “BUSINESS FINLAND Loan”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

“BUSINESS FINLAND Loan” means the principal amount of the BUSINESS FINLAND Loan made by the Lender to the Borrower under this Agreement, or the principal amount outstanding under this Agreement from time to time;

“BUSINESS FINLAND Loan Amount” means each BUSINESS FINLAND Loan Amount in an amount agreed between the Lender and Borrower, the details of which are set out in Schedule 1 (as amended from time to time and initialled by each party).

2.	THE BUSINESS FINLAND LOAN

2.1	The Lender has lent or agrees to lend to the Borrower each BUSINESS FINLAND Loan Amount on an unsecured basis, subject to the terms and conditions of this Agreement.

2.2	The BUSINESS FINLAND Loan is to be deposited in the Borrowers bank account until repayment.

3.	DRAWDOWN

Each BUSINESS FINLAND Loan Amount, to the extent not drawn down on the date of this agreement, shall be drawn down by the Borrower on such date as is agreed between the Lender and the Borrower.

4.	AVAILABILITY AND DRAWDOWN

Immediately after the execution of this Agreement, the BUSINESS FINLAND Loan will become available to the Borrower and the Borrower shall draw down the BUSINESS FINLAND Loan in full on or before 28 February 2023.

5.	REPAYMENT AND PREPAYMENT

The amount of the BUSINESS FINLAND Loan will be repayable immediately by the Borrower to the Lender following the final claim submission to BUSINESS FINLAND scheduled for 30 June 2023.

6.	INTEREST

Interest shall be paid on the BUSINESS FINLAND Loan at such rate as is agreed between the Lender and the Borrower from time to time, the details of which are set out in Schedule 1 (as amended from time to time and initialled by each party).

7.	WITHHOLDING

All sums payable by the Borrower shall be paid without any withholding or deduction unless required by law, in which event the Borrower will (if required by the Lender) forthwith pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount and will supply the Lender promptly with evidence satisfactory to it that the Borrower has accounted to the relevant authority for the sum withheld.

8.	NO ASSIGNMENT BY BORROWER

The Borrower may not assign and/or transfer any of its rights and/or obligations under this agreement.

9.	GOVERNING LAW AND JURISDICTION

This Agreement and any dispute or claim arising out of or in connection with it or its subject matter, whether of a contractual or non-contractual nature, shall be governed by and construed in accordance with the law of England and Wales. The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement.

This Agreement is entered into by the parties on the date at the beginning of this Agreement.

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SIGNATURES

THE BORROWER ROCKLEY PHOTONICS OY

/s/ Andrew Rickman
Andrew Rickman
Director

THE LENDER

ROCKLEY PHOTONICS LIMITED

/s/ Robert Rickman
Robert Rickman
Director

SCHEDULE 1

Details of BUSINESS FINLAND Loan Amounts

Date of Drawdown	Amount	Annual Interest Rate (%)	Lender initials	Borrower initials	Note
On or by February 28, 2023	€928,794	0